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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES


                                REGISTRATION NO.
                                    811-07696


                       IOWA PUBLIC AGENCY INVESTMENT TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                           1415 28th STREET, SUITE 200
                           WEST DES MOINES, IOWA 50266
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                              Elizabeth Grob, Esq.
                              Ahlers & Cooney, P.C.
                  100 Court Avenue, Suite 600, Des Moines, Iowa
                  50309 (NAME AND ADDRESS OF AGENT FOR SERVICE)

                        COPIES OF ALL COMMUNICATIONS TO:

Vera Lichtenberger                              JOHN C. MILES, ESQ.
IOWA PUBLIC AGENCY INVESTMENT TRUST             DONALD F. BURT, ESQ.
1415 28th STREET, SUITE 200                     CLINE, WILLIAMS, WRIGHT,
WEST DES MOINES, IOWA 50266                      JOHNSON & OLDFATHER
                                                1900 U.S. BANK BUILDING,
                                                233 S. 13TH STREET
                                                LINCOLN, NEBRASKA 68508

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (515) 244-5426

DATE OF FISCAL YEAR END:06/30/2004
DATE OF REPORTING PERIOD:12/31/2004

ITEM 1. REPORTS TO UNITHOLDERS.


ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS, REGARDLESS OF WHETHER THESE INDIVIDUALS ARE EMPLOYED BY THE REGISTRANT OR A THIRD PARTY.

(B) NO COMMENT REQUIRED.

(C) THERE WAS AN AMENDMENT TO THE CODE OF ETHICS DURING THE REPORTING PERIOD. THE AMENDMENT TO THE CODE OF ETHICS EXEMPTED FROM THE DEFINITION OF RESTRICTED SECURITIES THOSE SECURITIES OF LARGE CAP COMPANIES, DEFINED AS THOSE CAPITALIZED AT OVER $10 BILLION, AND ALSO EXEMPTING FIXED INCOME SECURITIES FROM THE DEFINITION OF RESTRICTED SECURITIES.

(D) THERE WAS NO WAIVER GRANTED UNDER THE CODE OF ETHICS DURING THE REPORTING PERIOD.
(E) NOT APPLICABLE.
(F)(1) NOT APPLICABLE.
(F)(2) NOT APPLICABLE.
(F)(3) TO REQUEST A FREE COPY OF THE IOWA PUBLIC AGENCY INVESTMENT TRUST CODE OF ETHICS, PLEASE CALL 1-800-438-6375.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
(a)(1) The registrant's board of directors has determined that the registrant has at least on audit committee financial expert serving on its audit committee.
(a)(2) Donald W. Kerker is the independent director named as the only audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below. These numbers include professional services for the preparation of the Registrant's tax returns.

June 30, 2004     $15,995
June 30, 2003     $15,250

(b)NOT APPPLICABLE.
(c)SEE ITEM 4(A)
(D)NOT APPLICABLE.
(E)NOT APPLICABLE.
(F)NOT APPLICABLE.
(G)NOT APPLICABLE.
(H)NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES. NOT APPLICABLE.
ITEM 8. NOT APPLICABLE.
ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. A MEETING OF SECURITY HOLDERS WAS HELD ON AUGUST 24, 2004. THE MATTERS BEFORE THE SECURITIES HOLDERS INCLUDED ELECTION OF THE BOARD OF TRUSTEES, APPROVAL OF THE SELECTION OF THE AUDITOR, APPROVAL OF THE 12B-1 PLAN, APPROVAL OF THE SELECTION OF THE INVESTMENT ADVISER, AND A CHANGE IN THE INVESTMENT POLICY. ALL PROPOSALS WERE APPROVED.

ITEM 10. CONTROLS AND PROCEDURES.
(A) THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS CONCLUDED THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE EFFECTIVE BASED ON THEIR EVALUATION OF THE DISCLOSURE CONTROLS AND PROCEDURES AS OF SEPTEMBER 1, 2004, A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT. THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS RECOGNIZE, HOWEVER, THAT GIVEN THE NEWNESS OF SUCH DISCLOSURE CONTROLS AND PROCEDURES, THE REGISTRANT WILL BE REVIEWING AND REVISING SUCH DISCLOSURE CONTROLS AND PROCEDURES ON A REGULAR BASIS.

(B) THERE WERE NO SIGNIFICANT CHANGES IN REGISTRANT'S INTERNAL CONTROLS OR IN OTHER FACTORS THAT COULD SIGNIFICANTLY AFFECT THESE CONTROLS SUBSEQUENT TO THE DATE OF THEIR EVALUATION, INCLUDING ANY CORRECTIVE ACTIONS WITH REGARD TO SIGNIFICANT DEFICIENCIES AND MATERIAL WEAKNESSES.

ITEM 11. EXHIBITS.
(A) A CERTIFICATION FROM THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER IS ATTACHED AS EXHIBIT A.




SIGNATURES


Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


IOWA PUBLIC AGENCY INVESTMENT TRUST


By /s/ Donald W. Kerker
--------------------------------------
Donald W. Kerker, Chair and Trustee


Date: February 28, 2005


Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Signature and Title

/s/ Lynn Maaske
----------------------------------------

Lynn Maaske, Chief Executive Officer, February 28, 2005



/s/ Amy Mitchell
----------------------------------------

Amy Mitchell, Chief Financial Officer, February 28, 2005